UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2008

DTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50335	77-0467655
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5171 Clareton Drive
Agoura Hills, CA		91301
(Address of principal executive offices)		(Zip Code)

(818) 706-3525

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                                             Changes in Registrant’s Certifying Accountant.

Dismissal of PricewaterhouseCoopers LLP

On September 11, 2008, DTS, Inc. (the “Registrant”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Registrant’s independent registered public accounting firm, effective as of that date. The Audit Committee of the Registrant’s Board of Directors participated in and approved the decision to change its independent registered public accounting firm.

The reports of PwC on the consolidated financial statements of the Registrant for the years ended December 31, 2006 and 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

During the two fiscal years ended December 31, 2006 and 2007, and through September 11, 2008, there were no (1) “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of such disagreement(s) in its reports on the Registrant’s financial statements for such years, or (2) “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant has provided PwC with a copy of the above disclosure and has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respect(s) in which PwC does not agree. A copy of such letter, dated September 17, 2008, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of Grant Thornton LLP

Effective as of September 16, 2008, the Registrant engaged Grant Thornton LLP (“GT”) as the Registrant’s independent registered public accounting firm. The Audit Committee of the Registrant’s Board of Directors authorized, directed and approved this engagement. During the Registrant’s two most recent fiscal years and through September 16, 2008, neither the Registrant nor anyone acting on its behalf consulted with GT regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither written report was provided to the Registrant or oral advice was provided that the Registrant concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue, or (2) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01                                             Financial Statements and Exhibits

(d)                                 Exhibits

16.1         Letter from PricewaterhouseCoopers LLP, dated September 17, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DTS, INC.

Date: September 17, 2008
	By:	/s/ Melvin Flanigan
Melvin Flanigan
Executive Vice President,
Finance and Chief
Financial Officer

Exhibit Index

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP, dated September 17, 2008